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                                                                    Exhibit 99.1


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 27, 2002 (this "AMENDMENT"), to the Existing Credit Agreement (as defined below) is made by FERRO CORPORATION, an Ohio corporation (the "BORROWER"), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, ARTICLE I below).

                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders, National City Bank, as Administrative Agent, and Credit Suisse First Boston, as Syndication Agent, are parties to the Credit Agreement, dated as of August 31, 2001 (as amended or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement and the Lenders are willing, on the terms and subject to the conditions hereinafter set forth, to modify the Existing Credit Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         SECTION 1.1. CERTAIN DEFINITIONS. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "AMENDMENT" is defined in the PREAMBLE.

         "FIRST AMENDMENT EFFECTIVE DATE" is defined in ARTICLE III.

         "BORROWER" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the FIRST RECITAL.



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         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         SECTION 1.2. OTHER DEFINITIONS. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.



                                   ARTICLE II

                          AMENDMENT TO CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the First Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this ARTICLE II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SECTION 2.1. AMENDMENT TO SECTION 1. Section 1 of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.1.1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by:

                  (a) inserting the following definitions in such Section in the appropriate alphabetical sequence:

                            "FIRST AMENDMENT" means the First Amendment to
                  Credit Agreement, dated as of December 27, 2002, among the Borrower and the Lenders party thereto.

                            "FIRST AMENDMENT EFFECTIVE DATE" means December 27,
                  2002.

                  (b) amending the definition of "Consolidated EBITDA" contained therein by inserting "and (vii) non-recurring, non-DMC2 related restructuring charges in an aggregate not to exceed $10,000,000" immediately following clause (vi) contained in clause (A) thereof.

                  (c) amending the definition of "Fixed Charge Coverage Ratio" contained therein by (i) inserting the parenthetical "(except capital expenditures to the extent reimbursed by or on behalf of OMG pursuant to the terms of the Purchase Agreement)" after the word "GAAP" appearing in clause (a) thereof, and (ii) inserting the following proviso at the end thereof:

                  "PROVIDED that the items included in clauses (a) and (b) above for any Testing Period shall, to the extent not already so adjusted, (x) include the appropriate financial items for any person or business unit which has been acquired by the Borrower for the portion of such Testing Period prior to the date of acquisition,

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                  and (y) exclude the appropriate financial items for any person or business unit which has been disposed of by the Borrower for the portion of such Testing Period prior to the date of disposition"

         SECTION 2.2. AMENDMENT TO SECTION 9. Section 9 of the Existing Credit Agreement is hereby amended as follows:

         SECTION 2.2.1. AMENDMENT TO SECTION 9.2. Section 9.2 of the Existing Credit Agreement is hereby amended by deleting the amount "$140,000,000" contained in clause (c)(ii) thereof and inserting the amount "$150,000,000" in replacement therefor.

         SECTION 2.2.2. AMENDMENT TO SECTION 9.3. Section 9.3 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  9.3. RESTRICTIONS ON ACQUISITIONS. The Borrower will not, and will not permit any Subsidiary to, consummate Acquisitions for an aggregate consideration in excess of $100,000,000 in any fiscal year; PROVIDED that the aggregate amount of all Acquisitions consummated during the term of this Agreement shall not exceed $300,000,000. Without limitation of the foregoing, the Borrower will not directly or indirectly use any proceeds of a Credit Event hereunder to finance an Acquisition which is actively opposed by the Board of Directors (or similar governing body) of the selling person or the person whose equity interests are to be acquired, UNLESS all of the Lenders specifically approve or consent to such Acquisition in writing.

         SECTION 2.2.3. AMENDMENT TO SECTION 9.6. Section 9.6 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

                              PERIOD                    LEVERAGE RATIO
                       12/31/01 to 06/29/02                 4.75:1
                       06/30/02 to 09/29/02                 4.50:1
                       09/30/02 to 12/30/02                 4.00:1
                       12/31/02 to 06/29/03                 3.75:1
                       06/30/03 to 12/30/03                 3.50:1
                       12/31/03 to 09/29/04                 3.25:1
                      09/30/04 and thereafter               3.00:1

         SECTION 2.2.4. AMENDMENT TO SECTION 9.7. Section 9.7 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and substituting the following grid in replacement therefor:

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                                                         FIXED CHARGE
                               DATE                     COVERAGE RATIO
                             12/31/01                       1.25:1
                             03/31/02                       1.35:1
                             06/30/02                       1.50:1
                             09/30/02                       1.75:1
                             12/31/02                       1.50:1
                             03/31/03                       1.50:1
                             06/30/03                       1.65:1
                             09/30/03                       1.65:1
                             12/31/03                       1.75:1
                             03/31/04                       1.75:1
                             06/30/04                       1.75:1
                             09/30/04                       2.00:1
                             12/31/04                       2.00:1
                             03/31/05                       2.25:1
                          and thereafter



                                  ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment and the amendments contained herein shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE III shall have been fulfilled to the satisfaction of the Administrative Agent.

         SECTION 3.1. COUNTERPARTS. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower and the Required Lenders.

         SECTION 3.2. AMENDMENT FEE. The Administrative Agent shall have received for the account of each Lender that has delivered its signature page in a manner and before the time specified by the Administrative Agent, an amendment fee in an amount equal to 0.15% of the amount of such Lender's outstanding Commitment.

         SECTION 3.3. COSTS AND EXPENSES, ETC. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Section 12.1 of the Credit Agreement, if then invoiced.

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         SECTION 3.4. SATISFACTORY LEGAL FORM. The Administrative Agent and its
counsel shall have received all information, and such counterpart originals or such certified or other copies of such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the effectiveness of this Amendment shall be satisfactory to the Administrative Agent and its counsel. All documents executed or submitted pursuant hereto or in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

                                   ARTICLE IV

                                  MISCELLANEOUS

         SECTION 4.1. CROSS-REFERENCES. References in this Amendment to any Article or Section are, unless otherwise specified, to such Article or Section of this Amendment.

         SECTION 4.2. CREDIT DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Section 12 thereof.

         SECTION 4.3. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 4.4. COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 4.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 4.6. FULL FORCE AND EFFECT; LIMITED AMENDMENT. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the Credit Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Existing Credit Agreement or any other Credit Document or of any transaction or further or future action on the part of any Credit Party which would require the consent of the Lenders under the Existing Credit Agreement or any of the Credit Documents.


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         SECTION 4.7. REPRESENTATIONS AND WARRANTIES. In order to induce the
Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders, on the First Amendment Effective Date, after giving effect to this Amendment, all statements set forth in clause (b) of Section 6.2 of the Existing Credit Agreement are true and correct as of such date, except to the extent that any such statement expressly relates to an earlier date (in which case such statement was true and correct on and as of such earlier date).


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         IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.

                               FERRO CORPORATION


                               /s/ D. Thomas George
                               ----------------------------------
                               D. Thomas George
                               Treasurer


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                               CREDIT SUISSE FIRST BOSTON,
                               as a Lender

                               By:________________________
                               Title:


                               By:________________________
                               Title:




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                                NATIONAL CITY BANK,
                                as a Lender

                                By:________________________
                                Title:



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                                BANCA NAZIONALE DEL LAVORO
                                S.P.A., NEW YORK BRANCH,
                                as a Lender

                                By:________________________
                                Title:


                                By:________________________
                                Title:



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                                BANK HAPOALIM B.M.,
                                as a Lender

                                By:________________________
                                Title:




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                                THE BANK OF NEW YORK,
                                as a Lender

                                By:________________________
                                Title:




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                                THE BANK OF TOKYO-MITSUBISHI,
                                LTD. CHICAGO BRANCH,
                                as a Lender

                                By:________________________
                                Title:




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                                CITICORP USA, INC.,
                                as a Lender

                                By:________________________
                                Title:




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                                FIFTH THIRD BANK,
                                as a Lender

                                By:________________________
                                Title:




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                                BAYERISCHE HYPO- UND
                                VEREINSBANK AG, NEW YORK
                                BRANCH,
                                as a Lender

                                By:________________________
                                Title:


                                By:________________________
                                Title:



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                                KEYBANK NATIONAL ASSOCIATION,
                                as a Lender

                                By:________________________
                                Title:




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                                MELLON BANK, N.A.,
                                as a Lender

                                By:________________________
                                Title:




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                                NATIONAL AUSTRALIA BANK
                                LIMITED, A.C.N. 004044937,
                                as a Lender

                                By:________________________
                                Title:


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                                THE NORINCHUKIN BANK,
                                as a Lender

                                By:________________________
                                Title:




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                                THE NORTHERN TRUST COMPANY,
                                as a Lender

                                By:________________________
                                Title:




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                                SUNTRUST BANK,
                                as a Lender

                                By:________________________
                                Title: